SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2015

Ford Credit Auto Owner Trust 2015-C

(Issuer of the notes)

Commission File Number: 333-205966-01

Central Index Key Number: 0001652456

Ford Credit Auto Receivables Two LLC

(Depositor)

Commission File Number: 333-205966

Central Index Key Number: 0001129987

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0000038009

Delaware

(State or other jurisdiction of incorporation)

38-0549190

(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2015-C (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus, dated September 15, 2015 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the Registrant entered into an Underwriting Agreement on September 15, 2015 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 8.01                                           Other Events.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes set forth in the Prospectus (the “Closing Date”), the Registrant and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated September 15, 2015, among the Registrant, Ford Motor Credit Company LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and SG Americas Securities, LLC

Exhibit 4.1	Indenture, to be dated as of September 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 10.1	Amended and Restated Trust Agreement, to be dated as of September 1, 2015, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 10.2	Receivables Purchase Agreement, to be dated as of September 1, 2015, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Sale and Servicing Agreement, to be dated as of September 1, 2015, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 10.4	Administration Agreement, to be dated as of September 1, 2015, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 10.5	Account Control Agreement, to be dated as of September 1, 2015, between The Bank of New York Mellon and the Trust.

Exhibit 10.6

Asset Representations Review Agreement, to be dated as of the September 1, 2015, among Ford Motor Credit Company LLC, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2015-C

By: FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

Dated: September 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated September 15, 2015, among the Registrant, Ford Motor Credit Company LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and SG Americas Securities, LLC

Exhibit 4.1	Indenture, to be dated as of September 1, 2015, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 10.1	Amended and Restated Trust Agreement, to be dated as of September 1, 2015, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 10.2	Receivables Purchase Agreement, to be dated as of September 1, 2015, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Sale and Servicing Agreement, to be dated as of September 1, 2015, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 10.4	Administration Agreement, to be dated as of September 1, 2015, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 10.5	Account Control Agreement, to be dated as of September 1, 2015, between The Bank of New York Mellon and the Trust.

Exhibit 10.6

Asset Representations Review Agreement, to be dated as of the September 1, 2015, among Ford Motor Credit Company LLC, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor certification for shelf offerings of asset-backed securities.